                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                                  February 5, 1998
                            ----------------------------
                                   Date of Report
                         (Date of Earliest Event Reported)


                                    TOPRO, INC.
               ------------------------------------------------------
               (Exact name of Registrant as specified in its charter)


           Colorado                   0-19167                   84-1042227
--------------------------------    -----------              ----------------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)      File No.)                 I. D. Number)

7887 E. Belleview Avenue, Suite 820
            Englewood, CO                                          80111
----------------------------------------                         ----------
(Address of principal executive offices)                         (zip code)

                                 (303) 771-9794
                ----------------------------------------------------
                (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On February 5, 1998, a holder of 390,000 $2.00 Common Stock Purchase Warrants and 99,999 $1.50 Common Stock Purchase Warrants exercised those Warrants to purchase 489,999 shares of Topro, Inc. Common Stock. The shares are registered for resale by the holder pursuant to the Company's Registration Statement on Form S-3 and related Prospectus dated December 29, 1998.

     The Company intends to use the $929,999 in Warrant exercise proceeds for general working capital.


                                 SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Topro, Inc.

Date: February 5, 1998                   By: /s/Douglas H. Kelsall
                                            --------------------------------
                                         Douglas H. Kelsall, Vice President
                                         and CFO

                                      2